NUTEX HEALTH PROVIDES PRELIMINARY SECOND QUARTER FINANCIAL RESULTS, ANNOUNCES DELAY IN FILING ITS 2025 SECOND QUARTER FINANCIAL STATEMENTS AND ANNOUNCES A STOCK REPURCHASE PROGRAM OF UP TO $25 MILLION

HOUSTON, TX − (PRNewswire) – AUGUST 14, 2025 – Nutex Health Inc. (“Nutex Health” or the “Company”) (NASDAQ: NUTX), a physician-led, integrated healthcare delivery system comprised of 24 state-of-the-art micro hospitals and hospital outpatient departments in 11 states and primary care-centric, risk-bearing physician networks, today announced that it will delay filing its Form 10-Q for the period ending June 30, 2025 due to non-cash accounting adjustments related to the treatment of stock based compensation obligations for certain under-construction and ramping hospitals, as disclosed in previous filings. The Company additionally provided preliminary financial results for the three and six months ended June 30, 2025 and announced a stock repurchase program of up to $25.0 million.
The Company expects that any non-cash adjustments related to the treatment of these obligations will have no effect on its revenue, gross profit, liquidity, working capital or number of patient visits.
The Company is working diligently with its auditors to address the matter in a timely and efficient manner. As disclosed in its Form 12b-25, the Company expects to file the Form 10-Q for the period ended June 30, 2025 within the SEC-prescribed five calendar day grace period.
The Company provided select preliminary unaudited financial results for the three and six months ended June 30, 2025. The preliminary financial information presented below reflects management’s current views with respect to the Company’s financial results. These preliminary results remain subject to the completion of normal quarter-end and fiscal-end accounting procedures and closing adjustments. Nutex Health will release its full financial results as promptly as reasonably practicable.
The Company hereby announces the cancellation of the conference call that was originally scheduled Friday, August 15, 2025, at 10:30 a.m. ET. The Company will reschedule the conference call as soon as possible where it will discuss 2nd Quarter financials as well as other topics relevant to the Company.
Financial highlights for the three months ended June 30, 2025:
•Total revenue was $244.0 million for the three months ended June 30, 2025 as compared to total revenue of $76.1 million for the same period in 2024, an increase of 220.7%. Revenue from mature hospitals, which are hospitals opened prior to December 31, 2021, increased by 203.2% in 2025 compared to 2024.
•Gross profit was $124.9 million, or 51.2% of total revenue, for the three months ended June 30, 2025 as compared to gross profit of $22.6 million, or 29.7% of total revenue, for the same period in 2024.
•Total visits at the Hospital Division were 45,573 for the three months ended June 30, 2025, as compared to 41,208 for the same period in 2024, an increase of 4,365 or 10.6%. Visits at mature hospitals increased by 0.6% in the three months ended June 30, 2025 as compared to the same period in 2024.
•As of June 30, 2025, the Company had total assets of $855.1 million, including cash of $96.6 million.
Financial highlights for the six months ended June 30, 2025:
•Total revenue was $455.8 million for the six months ended June 30, 2025, as compared to total revenue of $143.5 million for the same period in 2024, an increase of 217.5%. Revenue from mature hospitals, which are hospitals opened prior to December 31, 2021, increased by 195.2% in 2025 compared to 2024.
•Gross profit was $243.3 million, or 53.4% of total revenue, for the six months ended June 30, 2025, as compared to gross profit of $32.7 million, or 22.8% of total revenue, for the same period in 2024.
•Total visits at the Hospital Division were 93,842 for the six months ended June 30, 2025, as compared to 81,276 for the same period in 2024, an increase of 12,566 or 15.5%. Visits at mature hospitals increased by 3.0% in the six months ended June 30, 2025, as compared to the same period in 2024.
Share Repurchase Program
The Board of Directors has authorized a stock repurchase program of up to $25.0 million of the Company’s common stock over the next six months to commence upon filing of the Form 10-Q for the period ended June 30, 2025. The purpose of the share repurchase is to increase shareholder value and offset dilution from the future issuance of shares related to stock compensation obligations for under-construction and ramping hospitals. Pursuant to the stock repurchase program the Company may repurchase, from time to time, up to an aggregate of $25.0 million of its outstanding shares of common stock, exclusive of any fees, commissions or other expenses related to such repurchases. The stock repurchase program permits the Company to repurchase shares of common stock at any time or from time to time in open market transactions made in accordance with the provisions of Rule 10b-18 and/or Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, privately negotiated transactions or by other means in accordance with applicable securities laws.
The timing of any repurchases and the number of shares repurchased are subject to the discretion of the Company and may be affected by various factors, including general market and economic conditions, the market price of the Company’s common stock, the Company’s earnings, financial condition, capital requirements and levels of indebtedness, legal requirements, and other factors that management may deem relevant. The share repurchase program authorization does not obligate the Company to acquire any shares of its common stock and may be amended, suspended or discontinued at any time.
About Nutex Health Inc.
Headquartered in Houston, Texas and founded in 2011, Nutex Health Inc. (NASDAQ: NUTX) is a healthcare management and operations company with two divisions: a Hospital Division and a Population Health Management Division.
The Hospital Division owns, develops and operates innovative health care models, including micro-hospitals, specialty hospitals, and hospital outpatient departments. This division owns and operates 24 facilities in 11 states.
The Population Health Management division owns and operates provider networks such as Independent Physician Associations. Through our Management Services Organization, we provide management, administrative and other support services to our affiliated hospitals and physician groups.
Forward-Looking Statements
•This Press Release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, changes in laws or regulations applicable to our operations, in particular, changes to the regulations promulgated under the No Surprises Act, any statements about our business, financial condition, operating results, plans, objectives, expectations and intentions, any guidance on, or projections of, earnings, revenue or other financial items, or otherwise, and our future liquidity, including cash flows; any statements of any plans, strategies, and objectives of management for future operations, such as the material opportunities that we believe exist for our Company; any statements concerning proposed services, developments, mergers or acquisitions; or strategic transactions; any statements regarding management’s view of future expectations and prospects for us; any statements about prospective adoption of new accounting standards or effects of changes in accounting standards; any statements regarding future economic conditions or performance; any statements of belief; any statements of assumptions underlying any of the foregoing; and other statements that are not historical facts. Forward-looking statements may be identified by the use of forward-looking terms such as “anticipate,” “could,” “can,” “may,” “might,” “potential,” “predict,” “should,” “estimate,” “expect,” “project,” “believe,” “think,” “plan,” “envision,” “intend,” “continue,” “target,” “seek,” “contemplate,” “budgeted,” “will,” “would” and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology.
•Forward-looking statements involve risks and uncertainties and are based on the current beliefs, expectations, and certain assumptions of management. Some or all of such beliefs, expectations, and assumptions may not materialize or may vary significantly from actual results. Such statements are qualified by important economic, competitive, governmental, and technological factors that could cause our business, strategy, or actual results or events to differ materially from those in our forward-looking statements. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under, but not limited to, the heading “Item 1A. Risk Factors” included in the Annual Report of Nutex Health Inc. on Form 10-K for the year ended December 31, 2024 and other filings of the Company with the United States Securities and Exchange Commission. Although we believe that the expectations reflected in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change, and significant risks and uncertainties that could cause actual conditions, outcomes and results to differ materially from those indicated by such statements. Consequently, all of the forward-looking statements made in this press release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequence to or effects on the Company or its business or operations. The Company assumes no obligations to update any such forward-looking statements.

FOR ADDITIONAL INFORMATION:
Nutex Health, Inc.
Jennifer Rodriguez – Investor Relations
investors@nutexhealth.com
– Media Contact
jrodriguez@nutexhealth.com

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